Exhibit 99.1

VAREX ANNOUNCES PROPOSED OFFERING OF

CONVERTIBLE SENIOR NOTES DUE 2025

SALT LAKE CITY, June 4, 2020 – Varex Imaging, Corp. (Nasdaq: VREX) today announced that it intends to offer $150 million aggregate principal amount of its Convertible Senior Notes due 2025 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering, Varex expects to grant the initial purchasers a 13-day option to purchase up to an additional $22.5 million aggregate principal amount of notes. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The notes will be convertible at the option of the holders into cash, shares of Varex common stock, par value $0.01 per share (the “common stock”), or a combination of cash and shares of common stock, at Varex’s election. The notes will be the senior unsecured obligations of Varex and rank equally with all of Varex’s other unsecured and unsubordinated debt. The interest rate, initial conversion rate, offering price and other terms of the notes will be determined at the time of pricing of the offering.

Varex intends to use the net proceeds from the offering (i) to partially repay existing indebtedness under Varex’s credit agreement, which Varex amended to, among other things, allow for the transactions contemplated by the offering and amend certain other financial covenants, (ii) to fund the net cost of entering into the convertible note hedge and warrant transactions, and (iii) for general corporate purposes.

In the event that Varex chooses to complete the proposed offering, Varex expects to enter into convertible note hedge and warrant transactions with one or more financial institutions, which may include the initial purchasers or their affiliates (the “hedge counterparties”), that are designed to offset the effect of dilution from the conversion of the notes up to a limit to be determined at the time of pricing of the notes.

In connection with establishing their initial hedge positions with respect to the convertible note hedge and warrant transactions, Varex expects that the hedge counterparties or their respective affiliates will enter into various cash-settled, over-the-counter derivative transactions with respect to Varex’s common stock concurrently with, or shortly after, or purchase shares of Varex’s common stock concurrently with, or shortly after, the pricing of the notes and may unwind these cash-settled over-the-counter derivative transactions and purchase shares of Varex’s common stock in open market transactions shortly after the pricing of the notes. These activities could increase, or prevent a decline in, the market price of Varex’s common stock concurrently with, or shortly after, the pricing of the notes.

1678 S. Pioneer Road | Salt Lake City, UT 84104 | 801.972.5000

In addition, Varex expects that the hedge counterparties or their respective affiliates will modify their hedge positions with respect to the convertible note hedge and warrant transactions from time to time after the pricing of the notes, and are likely to do so during any observation period for the notes, by purchasing or selling shares of Varex’s common stock or the notes in privately negotiated transactions or open market transactions or by entering into or unwinding various derivative transactions with respect to Varex’s common stock. Any of these activities could adversely affect the market price of Varex’s common stock and, consequently, the value of the consideration that holders of the notes receive upon conversion of the notes, the trading price of the notes or the holder’s ability to convert the notes.

The notes and any shares of common stock issuable upon conversion of the notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the notes and any shares of common stock potentially issuable upon conversion of the notes will not be registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. Neither the notes nor the shares of common stock potentially issuable upon conversion of the notes may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

No Offer or Solicitation

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Varex

Varex Imaging Corporation is a leading innovator, designer and manufacturer of X-ray imaging components, which include X-ray tubes, digital detectors and other image processing solutions that are key components of X-ray imaging systems. With a 70+ year history of successful innovation, Varex’s products are used in medical imaging as well as in industrial and security imaging applications. Global OEM manufacturers incorporate the company’s X-ray sources, digital detectors, connecting devices and imaging software in their systems to detect, diagnose, protect and inspect. Headquartered in Salt Lake City, Utah, Varex employs approximately 2,000 people located at manufacturing and service center sites in North America, Europe, and Asia.

1678 S. Pioneer Road | Salt Lake City, UT 84104 | 801.972.5000

Forward Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements concerning unaudited financial results; industry or market outlook; customer demand; potential impact of tariffs, revenues, product volumes, or other expected future financial results or performance; and any statements using the terms “believe,” “expect,” “intend,” “outlook,” “future,” “anticipate,” “will,” “could,” “estimate,” “guidance,” or similar statements are forward-looking statements that involve risks and uncertainties that could cause the company’s actual results to differ materially from those anticipated. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. Such risks and uncertainties include the severity and duration of the COVID-19 pandemic and its impact on the global economy; supply chain and labor disruptions due to COVID-19 or otherwise; not receiving the intended benefit of current or future restructurings or cost-saving activities; the continued impact of tariffs or a global trade war on the company’s products and customer purchasing patterns; our ability to obtain the intended benefits and synergies of acquisitions and facility consolidations; global economic conditions; demand for and delays in delivery of products of the company or its customers; litigation costs; the company’s ability to develop, commercialize and deploy new products; the impact of reduced or limited demand by purchasers of certain X-ray products; the impact of competitive products and pricing; the ability to remediate material weaknesses in internal control; and the other risks listed from time to time in our filings with the U.S. Securities and Exchange Commission, which by this reference are incorporated herein. Any forward-looking statements made by us in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The company assumes no obligation to update or revise the forward-looking statements in this release because of new information, future events, or otherwise.

For Information Contact:

Howard Goldman

Director of Investor & Public Relations

Varex Imaging Corporation

801.978.5274 | howard.goldman@vareximaging.com

1678 S. Pioneer Road | Salt Lake City, UT 84104 | 801.972.5000